SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   APRIL 18, 2002
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                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued April 18, 2002.


Item 9.    Regulation FD Disclosure.
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ATX, a subsidiary of CoreComm Limited (Nasdaq: COMM), announced today that it has recently established relationships with several notable businesses throughout the Mid-Atlantic and Midwest regions.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                     Name:  Michael A. Peterson
                                     Title: Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: April 18, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued April 18, 2002

                                                                    Exhibit 99.1
ATX LOGO

FOR IMMEDIATE RELEASE

                SEVERAL PROMINENT BUSINESSES BECOME ATX CUSTOMERS

Bala Cynwyd, PA - April 18, 2002 - ATX, a leading integrated communications provider and a subsidiary of CoreComm Limited (Nasdaq: COMM), with approximately 400,000 business and residential customers, has recently established relationships with several notable businesses throughout the Mid-Atlantic and Midwest regions.

"These wins are a reflection of our continued success in the telecommunications industry and our commitment to creating the most effective solutions for our customers," states Jeff Coursen, Senior Vice President and Chief Operating Officer of ATX/CoreComm's Commercial Division. "By focusing on servicing our customers and providing them with scalable, tailored solutions to fit the needs of their businesses, we are excelling."

VANGUARD SYSTEMS AND ATX PARTNER TO CREATE BUNDLED SOLUTIONS FOR CUSTOMERS
ATX and Vanguard Systems, a prominent software developer, have recently created a strategic alliance through which they will partner to create scalable and effective solutions for customers that take advantage of both companies' services. Since Vanguard's customized platforms and infrastructures for its customers generate the need for Wide Area Network (WAN) connections and Internet access, ATX will help integrate these customers' local exchange carrier services, inter-exchange carrier services, and toll services with their data and Internet needs, to improve customers' efficiencies and often reduce their cost structure. ATX is also providing several value-added services to Vanguard including a call accounting system, a web-based billing platform, and a web-based Internet utilization report. "We have found a business partner that allows us to better serve the needs of our clients," states Greg Cucchi, Vice President of Services Division for Vanguard. "ATX helps us enhance the value we bring to the table."

Vanguard Systems is a leader in mid-range and PC consulting, creating turnkey information management systems for its customers. The Philadelphia-based integrator and software developer is one of the area's top AS400 firms. Vanguard has developed several software packages, including IMS/21, an imaging solution.

ATX HELPS CAPITAL BANC MORTGAGE GROUP EXPAND TO NEW LOCATIONS
ATX is helping the Capital Banc Mortgage Group increase its business as it opens three new locations in 2002. The group, whose main office is in Columbus, Ohio, will be opening another location in Columbus and will begin new operations in Cleveland and Cincinnati. For Capital's existing office, ATX is providing its ATX CoreConnectSM Preferred Plus solution, bundling local exchange carrier, toll, inter-exchange carrier, and Internet services over a broadband connection. The other offices will also be taking advantage of bundled voice and Internet services. ATX and Capital recently created a strategic partnership through which ATX will form more alliances with some of the larger title companies in the Ohio area with which Capital has existing relationships.

Capital Banc Mortgage Group is one of the largest mortgage brokers in the state of Ohio. The group has plans to expand into the Cleveland and Cincinnati markets in Ohio as well as Indiana and Michigan. Capital Banc finances and re-finances home equity loans for houses all over the state of Ohio.

METRO DEALERSHIPS SELECT ATX FOR FIVE LOCATIONS
"We knew that our ATX Consultant would address our concerns efficiently and aggressively, and we trusted her," explains Sam Voci, Controller of Metro Dealerships, explaining why his company chose ATX as its telecommunications partner. ATX recently implemented its flagship product, ATX CoreConnect Preferred Plus to five of Metro's locations. Metro Acura, Chrysler, Mitsubishi, Nissan, and Pontiac are all receiving their bundled voice and Internet in an integrated solution that consolidates these services via a single T1 line.

Metro Dealerships owns eleven dealerships throughout the Greater Philadelphia region.

ATX IMPLEMENTS A STREAMLINED SOLUTION FOR SOFTMED SYSTEMS
ATX is providing SoftMed Systems, a Maryland-based company, with a streamlined solution, including two T1s for its voice services in its Bethesda office. Due to its expanding business and larger call volume, SoftMed is taking advantage of ATX's local exchange carrier services, inter-exchange carrier services, and toll-free services. ATX is also bringing its toll and inter-exchange carrier services to SoftMed's marketing and sales office in California. "We selected ATX because we were impressed by their presentation of a cost-effective, consolidated solution that consolidates several services under one provider," explains SoftMed's Facility Manager Carrie Solomon. "We are looking forward to a substantial level of account management which was lacking in our prior providers."

SoftMed Systems, founded in 1983, is the sixth-largest provider of integrated healthcare delivery systems.1 SoftMed partners with today's healthcare executives to transform patient information into better-quality healthcare. SoftMed's products are found in 12 out of the 15 facilities on "America's Best Hospital Honor Roll"2 and more than two-thirds of the University Health System Consortium.3 For more information go to www.softmed.com.

1 Dorenfest & Associates, 1999; 2 US News, July 2000; 3 UHC membership roster, December 2000

ABOUT ATX - A CORECOMM COMPANY
ATX is a leading facilities-based integrated communications provider delivering tailored voice, Internet, data, e-business, and wireless solutions. Founded in 1985, ATX leverages its proven model of consultative services, consolidated broadband offerings, and personalized account management to provide a competitive advantage for its customers. Approximately 400,000 businesses and consumers throughout the Mid-Atlantic and Midwest regions have entrusted ATX/CoreComm as their communications partner. For more information on ATX, please visit www.atx.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: In addition to the historical information presented, this release also includes certain forward-looking statements concerning the future development of the business. Such statements represent the Company's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.